Exhibit 99.2

Supplemental Information

Third Quarter 2008

This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries

Table of Contents	Page

Consolidated Financial Highlights	2
Supplemental Financial Data	3
Consolidated Statement of Income	4
Consolidated Balance Sheet	5
Core Net Interest Income - Managed Basis	6
Quarterly Average Balances and Interest Rates	7
Quarterly Average Balances and Interest Rates - Isolating Hedge Income/Expense	8
Year-to-Date Average Balances and Interest Rates	9
Year-to-Date Average Balances and Interest Rates - Isolating Hedge Income/Expense	10
Global Consumer and Small Business Banking
Key Indicators	11
E-commerce & BankofAmerica.com	12
Credit Card Data	13
Global Corporate and Investment Banking
Business Lending Key Indicators	14
Capital Markets and Advisory Services Key Indicators	15
Banc of America Securities U.S. Market Share and Product Ranking Graph	16
Super Senior Collateralized Debt Obligation Exposure	17
Subprime Super Senior Collateralized Debt Obligation Carrying Values	18
Outstanding Loans and Leases	19
Nonperforming Assets	20
Quarterly Net Charge-offs/Losses and Net Charge-off/Loss Ratios	21
Year-to-Date Net Charge-offs/Losses and Net Charge-off/Loss Ratios	22
Allocation of the Allowance for Credit Losses by Product Type	23

Exhibit A: Non - GAAP Reconciliation: Reconciliation of Net Charge-offs and Net Charge-off Ratios to Net Charge-offs and Net Charge-off Ratios Excluding the Impact of SOP 03-3	24

Appendix: Selected Slides from the Third Quarter 2008 Earnings Release Presentation	25

1

Bank of America Corporation and Subsidiaries

Consolidated Financial Highlights

(Dollars in millions, except per share information; shares in thousands)

	Nine Months Ended September 30		Third Quarter 2008 (1)	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007
	2008 (1)	2007
Income statement
Net interest income	$32,254	$25,276	$11,642	$10,621	$9,991	$9,165	$8,617
Noninterest income	24,848	28,753	7,979	9,789	7,080	3,639	7,480
Total revenue, net of interest expense	57,102	54,029	19,621	20,410	17,071	12,804	16,097
Provision for credit losses	18,290	5,075	6,450	5,830	6,010	3,310	2,030
Noninterest expense, before merger and restructuring charges	29,953	26,845	11,413	9,447	9,093	10,269	8,627
Merger and restructuring charges	629	270	247	212	170	140	84
Income tax expense (benefit)	2,433	7,125	334	1,511	588	(1,183)	1,658
Net income	5,797	14,714	1,177	3,410	1,210	268	3,698
Diluted earnings per common share	1.10	3.25	0.15	0.72	0.23	0.05	0.82
Average diluted common shares issued and outstanding	4,493,506	4,483,465	4,563,508	4,457,193	4,461,201	4,470,108	4,475,917
Dividends paid per common share	$1.92	$1.76	$0.64	$0.64	$0.64	$0.64	$0.64

Performance ratios
Return on average assets	0.43%	1.27%	0.25%	0.78%	0.28%	0.06%	0.93%
Return on average common shareholders’ equity	4.68	14.88	1.97	9.25	2.90	0.60	11.02

Risk-based Capital
Tier 1 Capital Ratio	7.50%	8.22%	7.50%	8.25%	7.51%	6.87%	8.22%
Tangible equity ratio (2)	4.03	4.09	4.03	4.62	4.16	3.62	4.09
At period end
Book value per share of common stock	$30.01	$30.45	$30.01	$31.11	$31.22	$32.09	$30.45
Tangible book value per share of common stock (3)	12.08	15.25	12.08	13.65	13.73	14.62	15.25
Market price per share of common stock:
Closing price	$35.00	$50.27	$35.00	$23.87	$37.91	$41.26	$50.27
High closing price for the period	45.03	54.05	37.48	40.86	45.03	52.71	51.87
Low closing price for the period	18.52	47.00	18.52	23.87	35.31	41.10	47.00
Market capitalization	159,672	223,041	159,672	106,292	168,806	183,107	223,041

Number of banking centers - domestic	6,139	5,748	6,139	6,131	6,148	6,149	5,748
Number of branded ATMs - domestic	18,584	17,231	18,584	18,531	18,491	18,753	17,231
Full-time equivalent employees	247,024	198,000	247,024	206,587	209,096	209,718	198,000

(1)	Preliminary data based on risk-based capital
(2)	Tangible equity equals shareholders’ equity less goodwill and intangible assets divided by total assets less goodwill and intangible assets.
(3)	Tangible book value per share of common stock is a non-GAAP measure. For a corresponding reconciliation of common tangible shareholders’ equity to a GAAP financial measure, see Supplemental Financial Data on page 3. We believe the use of this non-GAAP measure provides additional clarity in assessing the results of the Corporation.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries

Supplemental Financial Data

(Dollars in millions)

Fully taxable-equivalent basis data

	Nine Months Ended September 30		Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007
	2008	2007
Net interest income	$33,148	$26,375	$11,920	$10,937	$10,291	$9,815	$8,992
Total revenue, net of interest expense	57,996	55,128	19,899	20,726	17,371	13,454	16,472
Net interest yield	2.86%	2.60%	2.93%	2.92%	2.73%	2.61%	2.61%
Efficiency ratio	52.73	49.19	58.60	46.60	53.32	77.36	52.89

Reconciliation to GAAP financial measures

Supplemental financial data presented on an operating basis is a basis of presentation not defined by accounting principles generally accepted in the United States (GAAP) that excludes merger and restructuring charges. We believe that the exclusion of merger and restructuring charges, which represent events outside our normal operations, provides a meaningful period-to-period comparison and is more reflective of normalized operations.

Return on average common shareholders’ equity and return on average tangible shareholders’ equity utilize non-GAAP allocation methodologies. Return on average common shareholders’ equity measures the earnings contribution of a unit as a percentage of the shareholders’ equity allocated to that unit. Return on average tangible shareholders’ equity measures the earnings contribution of the Corporation as a percentage of shareholders’ equity reduced by goodwill. These measures are used to evaluate our use of equity (i.e., capital) at the individual unit level and are integral components in the analytics for resource allocation. The efficiency ratio measures the costs expended to generate a dollar of revenue. We believe the use of these non-GAAP measures provides additional clarity in assessing the results of the Corporation.

Other companies may define or calculate supplemental financial data differently. See the tables below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the three months ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, and the nine months ended September 30, 2008 and 2007.

Reconciliation of net income to operating earnings

	Nine Months Ended September 30		Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007

	2008	2007
Net income	$5,797	$14,714	$1,177	$3,410	$1,210	$268	$3,698
Merger and restructuring charges	629	270	247	212	170	140	84
Related income tax benefit	(205)	(100)	(64)	(78)	(63)	(52)	(31)

Operating earnings	$6,221	$14,884	$1,360	$3,544	$1,317	$356	$3,751

Reconciliation of ending common shareholders’ equity to ending common tangible shareholders’ equity

Ending common shareholders’ equity	$136,888	$135,109	$136,888	$138,540	$139,003	$142,394	$135,109
Ending goodwill	(81,756)	(67,433)	(81,756)	(77,760)	(77,872)	(77,530)	(67,433)

Ending common tangible shareholders’ equity	$55,132	$67,676	$55,132	$60,780	$61,131	$64,864	$67,676

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity

Average shareholders’ equity	$160,890	$133,878	$166,454	$161,428	$154,728	$144,924	$134,487
Average goodwill	(79,150)	(66,309)	(81,977)	(77,815)	(77,628)	(78,308)	(67,499)

Average tangible shareholders’ equity	$81,740	$67,569	$84,477	$83,613	$77,100	$66,616	$66,988

Operating basis

Return on average assets	0.46%	1.28%	0.28%	0.81%	0.30%	0.08%	0.94%
Return on average common shareholders’ equity	5.08	15.06	2.48	9.63	3.20	0.85	11.18
Return on average tangible shareholders’ equity	10.17	29.45	6.40	17.05	6.87	2.12	22.21
Efficiency ratio (1)	51.65	48.70	57.36	45.58	52.35	76.32	52.38

(1)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries

Consolidated Statement of Income

(Dollars in millions, except per share information; shares in thousands)

	Nine Months Ended September 30		Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007
	2008	2007
Interest income
Interest and fees on loans and leases	$41,797	$40,318	$14,261	$13,121	$14,415	$15,363	$14,111
Interest on debt securities	9,295	7,046	3,621	2,900	2,774	2,738	2,334
Federal funds sold and securities purchased under agreements to resell	2,920	5,974	912	800	1,208	1,748	1,839
Trading account assets	6,937	7,059	2,344	2,229	2,364	2,358	2,519
Other interest income	3,133	3,428	1,058	977	1,098	1,272	1,230

Total interest income	64,082	63,825	22,196	20,027	21,859	23,479	22,033

Interest expense
Deposits	11,954	12,840	3,846	3,520	4,588	5,253	4,545
Short-term borrowings	10,452	16,369	3,223	3,087	4,142	5,598	5,519
Trading account liabilities	2,250	2,619	661	749	840	825	906
Long-term debt	7,172	6,721	2,824	2,050	2,298	2,638	2,446

Total interest expense	31,828	38,549	10,554	9,406	11,868	14,314	13,416

Net interest income	32,254	25,276	11,642	10,621	9,991	9,165	8,617

Noninterest income
Card income	10,212	10,486	3,122	3,451	3,639	3,591	3,595
Service charges	7,757	6,493	2,722	2,638	2,397	2,415	2,221
Investment and brokerage services	3,900	3,720	1,238	1,322	1,340	1,427	1,378
Investment banking income	1,645	1,801	474	695	476	544	389
Equity investment income (loss)	1,330	3,747	(316)	592	1,054	317	904
Trading account profits (losses)	(1,810)	491	(384)	357	(1,783)	(5,380)	(1,388)
Mortgage banking income	2,564	516	1,674	439	451	386	155
Insurance premiums	1,092	548	678	217	197	213	235
Gains on sales of debt securities	362	71	10	127	225	109	7
Other income (loss)	(2,204)	880	(1,239)	(49)	(916)	17	(16)

Total noninterest income	24,848	28,753	7,979	9,789	7,080	3,639	7,480

Total revenue, net of interest expense	57,102	54,029	19,621	20,410	17,071	12,804	16,097

Provision for credit losses	18,290	5,075	6,450	5,830	6,010	3,310	2,030

Noninterest expense
Personnel	14,344	13,931	5,198	4,420	4,726	4,822	4,169
Occupancy	2,623	2,211	926	848	849	827	754
Equipment	1,208	1,018	440	372	396	373	336
Marketing	1,813	1,644	605	571	637	712	552
Professional fees	1,071	770	424	362	285	404	258
Amortization of intangibles	1,357	1,209	464	447	446	467	429
Data processing	1,905	1,372	755	587	563	590	463
Telecommunications	814	750	288	266	260	263	255
Other general operating	4,818	3,940	2,313	1,574	931	1,811	1,411
Merger and restructuring charges	629	270	247	212	170	140	84

Total noninterest expense	30,582	27,115	11,660	9,659	9,263	10,409	8,711

Income (loss) before income taxes	8,230	21,839	1,511	4,921	1,798	(915)	5,356
Income tax expense (benefit)	2,433	7,125	334	1,511	588	(1,183)	1,658

Net income	$5,797	$14,714	$1,177	$3,410	$1,210	$268	$3,698

Preferred stock dividends	849	129	473	186	190	53	43

Net income available to common shareholders	$4,948	$14,585	$704	$3,224	$1,020	$215	$3,655

Per common share information
Earnings	$1.11	$3.30	$0.15	$0.73	$0.23	$0.05	$0.83
Diluted earnings	1.10	3.25	0.15	0.72	0.23	0.05	0.82
Dividends paid	1.92	1.76	0.64	0.64	0.64	0.64	0.64

Average common shares issued and outstanding	4,469,517	4,424,269	4,543,963	4,435,719	4,427,823	4,421,554	4,420,616

Average diluted common shares issued and outstanding	4,493,506	4,483,465	4,563,508	4,457,193	4,461,201	4,470,108	4,475,917

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries

Consolidated Balance Sheet

(Dollars in millions)

	September 30 2008	June 30 2008	September 30 2007
Assets
Cash and cash equivalents	$39,341	$39,127	$34,956
Time deposits placed and other short-term investments	11,709	7,649	8,829
Federal funds sold and securities purchased under agreements to resell	87,038	107,070	135,150
Trading account assets	174,859	167,837	179,365
Derivative assets	45,792	42,039	30,843
Debt securities	258,677	249,859	177,296
Loans and leases, net of allowance:
Loans and leases	942,676	870,464	793,537
Allowance for loan and lease losses	(20,346)	(17,130)	(9,535)
Total loans and leases, net of allowance	922,330	853,334	784,002
Premises and equipment, net	13,000	11,627	9,762
Mortgage servicing rights (includes $20,811, $4,250 and $3,179 measured at fair value)	21,131	4,577	3,417
Goodwill	81,756	77,760	67,433
Intangible assets	9,167	9,603	9,635
Loans held-for-sale	27,414	23,630	30,672
Other assets	138,963	122,763	107,403
Total assets	$1,831,177	$1,716,875	$1,578,763

Liabilities
Deposits in domestic offices:
Noninterest-bearing	$201,025	$199,587	$165,343
Interest-bearing	577,503	497,631	434,728
Deposits in foreign offices:
Noninterest-bearing	3,524	3,432	3,950
Interest-bearing	91,999	84,114	95,201
Total deposits	874,051	784,764	699,222
Federal funds purchased and securities sold under agreements to repurchase	225,729	238,123	199,293
Trading account liabilities	68,229	70,806	87,155
Derivative liabilities	26,466	21,095	19,012
Commercial paper and other short-term borrowings	145,812	177,753	201,155
Accrued expenses and other liabilities (includes $427, $507 and $392 of reserve for unfunded lending commitments)	72,141	55,038	48,932
Long-term debt	257,710	206,605	185,484
Total liabilities	1,670,138	1,554,184	1,440,253
Shareholders’ equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and outstanding - 7,602,067, 7,602,067 and 143,739 shares	24,151	24,151	3,401
Common stock and additional paid-in capital, $0.01 par value; authorized - 7,500,000,000 shares; issued and outstanding - 4,562,054,554, 4,452,947,217 and 4,436,855,341 shares	65,361	61,109	60,276
Retained earnings	77,695	79,920	84,027
Accumulated other comprehensive income (loss)	(5,647)	(1,864)	(8,615)
Other	(521)	(625)	(579)
Total shareholders’ equity	161,039	162,691	138,510
Total liabilities and shareholders’ equity	$1,831,177	$1,716,875	$1,578,763

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries

Core Net Interest Income - Managed Basis

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007
	2008	2007
Net interest income (1)
As reported	$33,148	$26,375	$11,920	$10,937	$10,291	$9,815	$8,992
Impact of market-based net interest income (2)	(4,125)	(1,908)	(1,448)	(1,369)	(1,308)	(810)	(789)

Core net interest income	29,023	24,467	10,472	9,568	8,983	9,005	8,203
Impact of securitizations (3)	6,654	5,820	2,310	2,254	2,090	2,021	2,009

Core net interest income - managed basis	$35,677	$30,287	$12,782	$11,822	$11,073	$11,026	$10,212

Average earning assets
As reported	$1,544,617	$1,352,177	$1,622,466	$1,500,234	$1,510,295	$1,502,998	$1,375,795
Impact of market-based earning assets (2)	(385,517)	(414,363)	(377,630)	(375,274)	(403,733)	(407,315)	(407,066)

Core average earning assets	1,159,100	937,814	1,244,836	1,124,960	1,106,562	1,095,683	968,729
Impact of securitizations	102,481	103,028	101,743	103,131	102,577	104,385	104,181

Core average earning assets - managed basis	$1,261,581	$1,040,842	$1,346,579	$1,228,091	$1,209,139	$1,200,068	$1,072,910

Net interest yield contribution (1, 4)
As reported	2.86%	2.60%	2.93%	2.92%	2.73%	2.61%	2.61%
Impact of market-based activities (2)	0.48	0.88	0.43	0.49	0.52	0.67	0.77

Core net interest yield on earning assets	3.34	3.48	3.36	3.41	3.25	3.28	3.38
Impact of securitizations	0.43	0.40	0.43	0.45	0.42	0.38	0.42

Core net interest yield on earning assets - managed basis	3.77%	3.88%	3.79%	3.86%	3.67%	3.66%	3.80%

(1)	Fully taxable-equivalent basis
(2)	Represents the impact of market-based amounts included in the Capital Markets and Advisory Services business within Global Corporate and Investment Banking. For the nine months ended September 30, 2008 and 2007, the impact of market-based net interest income excludes $75 million and $44 million, and for the three months ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, respectively, excludes $23 million, $25 million, $27 million, $26 million and $22 million of net interest income on loans for which the fair value option has been elected and is not considered market-based income.
(3)	Represents the impact of securitizations utilizing actual bond costs. This is different from the segment view which utilizes funds transfer pricing methodologies.
(4)	Calculated on an annualized basis.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Third Quarter 2008			Second Quarter 2008			Third Quarter 2007
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$11,361	$101	3.54%	$10,310	$87	3.40%	$11,879	$148	4.92%
Federal funds sold and securities purchased under agreements to resell	136,322	912	2.67	126,169	800	2.54	139,259	1,839	5.27
Trading account assets	191,757	2,390	4.98	184,547	2,282	4.95	194,661	2,604	5.33
Debt securities (1)	266,013	3,672	5.52	235,369	2,963	5.04	174,568	2,380	5.45
Loans and leases (2):
Residential mortgage	260,748	3,712	5.69	256,164	3,541	5.54	274,385	3,928	5.72
Home equity	151,142	2,124	5.59	120,265	1,627	5.44	98,611	1,884	7.58
Discontinued real estate	22,031	399	7.25	—	—	—	—	—	—
Credit card - domestic	63,414	1,682	10.55	61,655	1,603	10.45	57,491	1,780	12.29
Credit card - foreign	17,075	535	12.47	16,566	512	12.43	11,995	371	12.25
Direct/Indirect consumer (3)	85,392	1,790	8.34	82,593	1,731	8.43	72,978	1,600	8.70
Other consumer (4)	3,723	80	8.78	3,953	84	8.36	4,322	96	8.90
Total consumer	603,525	10,322	6.82	541,196	9,098	6.75	519,782	9,659	7.39
Commercial - domestic	224,117	2,852	5.06	219,537	2,762	5.06	176,554	3,207	7.21
Commercial real estate (5)	63,220	727	4.57	62,810	737	4.72	38,977	733	7.47
Commercial lease financing	22,585	53	0.93	22,276	243	4.37	20,044	246	4.91
Commercial - foreign	33,467	377	4.48	32,820	366	4.48	25,159	377	5.95
Total commercial	343,389	4,009	4.64	337,443	4,108	4.89	260,734	4,563	6.95
Total loans and leases	946,914	14,331	6.03	878,639	13,206	6.04	780,516	14,222	7.25
Other earning assets	70,099	1,068	6.07	65,200	1,005	6.19	74,912	1,215	6.46
Total earning assets (6)	1,622,466	22,474	5.52	1,500,234	20,343	5.44	1,375,795	22,408	6.48
Cash and cash equivalents	36,030			33,799			31,356
Other assets, less allowance for loan and lease losses	247,195			220,580			173,414
Total assets	$1,905,691			$1,754,613			$1,580,565

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$32,297	$58	0.72%	$33,164	$64	0.77%	$31,510	$50	0.62%
NOW and money market deposit accounts	278,520	973	1.39	258,104	856	1.33	215,078	1,104	2.04
Consumer CDs and IRAs	218,862	1,852	3.37	178,828	1,646	3.70	165,840	1,949	4.66
Negotiable CDs, public funds and other time deposits	36,039	291	3.21	24,216	195	3.25	17,392	227	5.20
Total domestic interest-bearing deposits	565,718	3,174	2.23	494,312	2,761	2.25	429,820	3,330	3.07
Foreign interest-bearing deposits:
Banks located in foreign countries	36,230	266	2.91	33,777	272	3.25	43,727	564	5.12
Governments and official institutions	11,847	72	2.43	11,789	77	2.62	17,206	218	5.03
Time, savings and other	48,209	334	2.76	55,403	410	2.97	41,868	433	4.09
Total foreign interest-bearing deposits	96,286	672	2.78	100,969	759	3.02	102,801	1,215	4.69
Total interest-bearing deposits	662,004	3,846	2.31	595,281	3,520	2.38	532,621	4,545	3.39
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	465,511	3,223	2.76	444,578	3,087	2.79	409,070	5,519	5.36
Trading account liabilities	77,271	661	3.40	70,546	749	4.27	86,118	906	4.17
Long-term debt	264,934	2,824	4.26	205,194	2,050	4.00	175,265	2,446	5.58
Total interest-bearing liabilities (6)	1,469,720	10,554	2.86	1,315,599	9,406	2.87	1,203,074	13,416	4.43
Noninterest-bearing sources:
Noninterest-bearing deposits	195,841			190,721			169,860
Other liabilities	73,676			86,865			73,144
Shareholders’ equity	166,454			161,428			134,487
Total liabilities and shareholders’ equity	$1,905,691			$1,754,613			$1,580,565
Net interest spread			2.66%			2.57%			2.05%
Impact of noninterest-bearing sources			0.27			0.35			0.56
Net interest income/yield on earning assets		$11,920	2.93%		$10,937	2.92%		$8,992	2.61%

(1)	Yields on AFS debt securities are calculated based on fair value rather than historical cost balances. The use of fair value does not have a material impact on net interest yield.
(2)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.
(3)	Includes foreign consumer loans of $2.6 billion and $3.0 billion in the third and second quarters of 2008, and $3.8 billion in the third quarter of 2007.
(4)	Includes consumer finance loans of $2.7 billion and $2.8 billion in the third and second quarters of 2008, and $3.2 billion in the third quarter of 2007; and other foreign consumer loans of $1.1 billion and $862 million in the third and second quarters of 2008, and $843 million in the third quarter of 2007.
(5)	Includes domestic commercial real estate loans of $62.2 billion and $61.6 billion in the third and second quarters of 2008, and $38.0 billion in the third quarter of 2007.
(6)	Interest income includes the impact of interest rate risk management contracts, which decreased interest income on the underlying assets $12 million and $104 million in the third and second quarters of 2008, and $170 million in the third quarter of 2007. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $86 million and $37 million in the third and second quarters of 2008, and $226 million in the third quarter of 2007.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Hedge Income/Expense (1)

(Dollars in millions)

	Third Quarter 2008			Second Quarter 2008			Third Quarter 2007
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$11,361	$105	3.68%	$10,310	$91	3.56%	$11,879	$152	5.06%
Federal funds sold and securities purchased under agreements to resell (2)	136,322	948	2.78	126,169	867	2.75	139,259	1,936	5.54
Trading account assets	191,757	2,390	4.98	184,547	2,282	4.95	194,661	2,604	5.33
Debt securities (2)	266,013	3,675	5.52	235,369	2,963	5.04	174,568	2,385	5.46
Loans and leases:
Residential mortgage	260,748	3,712	5.69	256,164	3,541	5.54	274,385	3,928	5.72
Home equity	151,142	2,124	5.59	120,265	1,627	5.44	98,611	1,884	7.58
Discontinued real estate	22,031	399	7.25	—	—	—	—	—	—
Credit card - domestic	63,414	1,682	10.55	61,655	1,603	10.45	57,491	1,780	12.29
Credit card - foreign	17,075	535	12.47	16,566	512	12.43	11,995	371	12.25
Direct/Indirect consumer	85,392	1,790	8.34	82,593	1,731	8.43	72,978	1,600	8.70
Other consumer	3,723	80	8.78	3,953	84	8.36	4,322	96	8.90
Total consumer	603,525	10,322	6.82	541,196	9,098	6.75	519,782	9,659	7.39
Commercial - domestic (2)	224,117	2,820	5.01	219,537	2,795	5.12	176,554	3,220	7.24
Commercial real estate	63,220	727	4.57	62,810	737	4.72	38,977	733	7.47
Commercial lease financing	22,585	53	0.93	22,276	243	4.37	20,044	246	4.91
Commercial - foreign (2)	33,467	377	4.48	32,820	366	4.48	25,159	411	6.48
Total commercial	343,389	3,977	4.61	337,443	4,141	4.93	260,734	4,610	7.02
Total loans and leases	946,914	14,299	6.02	878,639	13,239	6.05	780,516	14,269	7.27
Other earning assets (2)	70,099	1,069	6.07	65,200	1,005	6.19	74,912	1,232	6.55
Total earning assets - excluding hedge impact	1,622,466	22,486	5.53	1,500,234	20,447	5.47	1,375,795	22,578	6.53
Net hedge income (expense) on assets		(12)			(104)			(170)
Total earning assets - including hedge impact	1,622,466	22,474	5.52	1,500,234	20,343	5.44	1,375,795	22,408	6.48
Cash and cash equivalents	36,030			33,799			31,356
Other assets, less allowance for loan and lease losses	247,195			220,580			173,414
Total assets	$1,905,691			$1,754,613			$1,580,565

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$32,297	$58	0.72%	$33,164	$64	0.77%	$31,510	$50	0.62%
NOW and money market deposit accounts (2)	278,520	973	1.39	258,104	851	1.33	215,078	1,099	2.03
Consumer CDs and IRAs (2)	218,862	1,765	3.21	178,828	1,535	3.45	165,840	1,797	4.30
Negotiable CDs, public funds and other time deposits (2)	36,039	288	3.18	24,216	193	3.21	17,392	225	5.15
Total domestic interest-bearing deposits	565,718	3,084	2.17	494,312	2,643	2.15	429,820	3,171	2.93
Foreign interest-bearing deposits:
Banks located in foreign countries (2)	36,230	279	3.07	33,777	272	3.25	43,727	566	5.14
Governments and official institutions	11,847	72	2.43	11,789	77	2.62	17,206	218	5.03
Time, savings and other	48,209	334	2.76	55,403	410	2.97	41,868	433	4.09
Total foreign interest-bearing deposits	96,286	685	2.84	100,969	759	3.02	102,801	1,217	4.70
Total interest-bearing deposits	662,004	3,769	2.27	595,281	3,402	2.30	532,621	4,388	3.27
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings (2)	465,511	2,938	2.51	444,578	2,980	2.70	409,070	5,560	5.40
Trading account liabilities	77,271	661	3.40	70,546	749	4.27	86,118	906	4.17
Long-term debt (2)	264,934	3,100	4.68	205,194	2,238	4.36	175,265	2,336	5.33
Total interest-bearing liabilities - excluding hedge impact	1,469,720	10,468	2.84	1,315,599	9,369	2.86	1,203,074	13,190	4.36
Net hedge (income) expense on liabilities		86			37			226
Total interest-bearing liabilities - including hedge impact	1,469,720	10,554	2.86	1,315,599	9,406	2.87	1,203,074	13,416	4.43
Noninterest-bearing sources:
Noninterest-bearing deposits	195,841			190,721			169,860
Other liabilities	73,676			86,865			73,144
Shareholders’ equity	166,454			161,428			134,487
Total liabilities and shareholders’ equity	$1,905,691			$1,754,613			$1,580,565
Net interest spread			2.69			2.61			2.17
Impact of noninterest-bearing sources			0.27			0.35			0.55
Net interest income/yield on earning assets - excluding hedge impact		$12,018	2.96%		$11,078	2.96%		$9,388	2.72%
Net impact of hedge income (expense)		(98)	(0.03)		(141)	(0.04)		(396)	(0.11)
Net interest income/yield on earning assets		$11,920	2.93%		$10,937	2.92%		$8,992	2.61%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	The following presents the impact of interest rate risk management derivatives on interest income and interest expense.

Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Third Quarter 2008	Second Quarter 2008	Third Quarter 2007
Time deposits placed and other short-term investments	$(4)	$(4)	$(4)
Federal funds sold and securities purchased under agreements to resell	(36)	(67)	(97)
Debt securities	(3)	—	(5)
Commercial - domestic	32	(33)	(13)
Commercial - foreign	—	—	(34)
Other earning assets	(1)	—	(17)

Net hedge income (expense) on assets	$(12)	$(104)	$(170)

Interest expense excludes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

NOW and money market deposit accounts	$—	$5	$5
Consumer CDs and IRAs	87	111	152
Negotiable CDs, public funds and other time deposits	3	2	2
Banks located in foreign countries	(13)	—	(2)
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	285	107	(41)
Long-term debt	(276)	(188)	110

Net hedge (income) expense on liabilities	$86	$37	$226

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Nine Months Ended September 30
	2008			2007
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$10,758	$282	3.50%	$14,059	$505	4.80%
Federal funds sold and securities purchased under agreements to resell	135,846	2,920	2.87	157,139	5,974	5.07
Trading account assets	189,579	7,089	4.99	186,137	7,325	5.25
Debt securities (1)	240,347	9,470	5.25	179,589	7,225	5.37
Loans and leases (2):
Residential mortgage	262,478	11,090	5.63	260,469	11,140	5.70
Home equity	129,402	5,623	5.80	94,179	5,342	7.58
Discontinued real estate	7,397	399	7.19	—	—	—
Credit card - domestic	62,784	5,059	10.76	57,148	5,444	12.74
Credit card - foreign	16,297	1,521	12.47	11,694	1,038	11.86
Direct/Indirect consumer (3)	82,242	5,220	8.48	68,281	4,344	8.51
Other consumer (4)	3,908	251	8.58	4,614	318	9.21

Total consumer	564,508	29,163	6.90	496,385	27,626	7.43

Commercial - domestic	218,702	8,812	5.38	168,948	9,180	7.26
Commercial real estate (5)	62,746	2,351	5.00	37,305	2,092	7.50
Commercial lease financing	22,364	557	3.32	19,828	638	4.29
Commercial - foreign	32,254	1,130	4.68	22,696	1,026	6.05

Total commercial	336,066	12,850	5.11	248,777	12,936	6.95

Total loans and leases	900,574	42,013	6.23	745,162	40,562	7.27

Other earning assets	67,513	3,202	6.33	70,091	3,333	6.35

Total earning assets (6)	1,544,617	64,976	5.61	1,352,177	64,924	6.41

Cash and cash equivalents	34,598			32,881
Other assets, less allowance for loan and lease losses	229,550			169,702

Total assets	$1,808,765			$1,554,760

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$32,419	$172	0.71%	$32,436	$138	0.57%
NOW and money market deposit accounts	261,918	2,968	1.51	213,230	3,027	1.90
Consumer CDs and IRAs	195,318	5,569	3.81	162,372	5,638	4.64
Negotiable CDs, public funds and other time deposits	30,838	806	3.49	15,690	554	4.72

Total domestic interest-bearing deposits	520,493	9,515	2.44	423,728	9,357	2.95

Foreign interest-bearing deposits:
Banks located in foreign countries	36,401	938	3.44	42,025	1,617	5.14
Governments and official institutions	12,758	281	2.94	16,529	620	5.01
Time, savings and other	52,211	1,220	3.12	40,587	1,246	4.10

Total foreign interest-bearing deposits	101,370	2,439	3.21	99,141	3,483	4.70

Total interest-bearing deposits	621,863	11,954	2.57	522,869	12,840	3.28

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	454,355	10,452	3.07	414,126	16,369	5.28
Trading account liabilities	76,752	2,250	3.92	83,132	2,619	4.21
Long-term debt	223,017	7,172	4.29	160,895	6,721	5.57

Total interest-bearing liabilities (6)	1,375,987	31,828	3.09	1,181,022	38,549	4.36

Noninterest-bearing sources:
Noninterest-bearing deposits	188,800			172,596
Other liabilities	83,088			67,264
Shareholders’ equity	160,890			133,878

Total liabilities and shareholders’ equity	$1,808,765			$1,554,760

Net interest spread			2.52%			2.05%
Impact of noninterest-bearing sources			0.34			0.55

Net interest income/yield on earning assets		$33,148	2.86%		$26,375	2.60%

(1)	Yields on AFS debt securities are calculated based on fair value rather than historical cost balances. The use of fair value does not have a material impact on net interest yield.
(2)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.
(3)	Includes foreign consumer loans of $3.0 billion and $3.9 billion for the nine months ended September 30, 2008 and 2007.
(4)	Includes consumer finance loans of $2.8 billion and $3.2 billion, and other foreign consumer loans of $947 million and $1.2 billion for the nine months ended September 30, 2008 and 2007.
(5)	Includes domestic commercial real estate loans of $61.6 billion and $36.6 billion for the nine months ended September 30, 2008 and 2007.
(6)	Interest income includes the impact of interest rate risk management contracts, which decreased interest income on the underlying assets $219 million and $408 million for the nine months ended September 30, 2008 and 2007. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $172 million and $612 million for the nine months ended September 30, 2008 and 2007.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Hedge Income/Expense (1)

(Dollars in millions)

	Nine Months Ended September 30
	2008			2007
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$10,758	$294	3.65%	$14,059	$546	5.19%
Federal funds sold and securities purchased under agreements to resell (2)	135,846	3,093	3.04	157,139	6,277	5.33
Trading account assets	189,579	7,089	4.99	186,137	7,325	5.25
Debt securities (2)	240,347	9,474	5.26	179,589	7,241	5.38
Loans and leases:
Residential mortgage	262,478	11,090	5.63	260,469	11,140	5.70
Home equity	129,402	5,623	5.80	94,179	5,342	7.58
Discontinued real estate	7,397	399	7.19	—	—	—
Credit card - domestic	62,784	5,059	10.76	57,148	5,444	12.74
Credit card - foreign	16,297	1,521	12.47	11,694	1,038	11.86
Direct/Indirect consumer	82,242	5,220	8.48	68,281	4,344	8.51
Other consumer	3,908	251	8.58	4,614	318	9.21
Total consumer	564,508	29,163	6.90	496,385	27,626	7.43
Commercial - domestic (2)	218,702	8,840	5.40	168,948	9,201	7.28
Commercial real estate	62,746	2,351	5.00	37,305	2,092	7.50
Commercial lease financing	22,364	557	3.32	19,828	638	4.29
Commercial - foreign (2)	32,254	1,130	4.68	22,696	1,025	6.04
Total commercial	336,066	12,878	5.12	248,777	12,956	6.96
Total loans and leases	900,574	42,041	6.21	745,162	40,582	7.28
Other earning assets (2)	67,513	3,204	6.33	70,091	3,361	6.41
Total earning assets - excluding hedge impact	1,544,617	65,195	5.62	1,352,177	65,332	6.45
Net hedge income (expense) on assets		(219)			(408)
Total earning assets - including hedge impact	1,544,617	64,976	5.61	1,352,177	64,924	6.41
Cash and cash equivalents	34,598			32,881
Other assets, less allowance for loan and lease losses	229,550			169,702
Total assets	$1,808,765			$1,554,760

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$32,419	$172	0.71%	$32,436	$138	0.57%
NOW and money market deposit accounts (2)	261,918	2,958	1.51	213,230	3,013	1.89
Consumer CDs and IRAs (2)	195,318	5,250	3.59	162,372	5,134	4.23
Negotiable CDs, public funds and other time deposits (2)	30,838	799	3.46	15,690	547	4.67
Total domestic interest-bearing deposits	520,493	9,179	2.36	423,728	8,832	2.79
Foreign interest-bearing deposits:
Banks located in foreign countries (2)	36,401	949	3.48	42,025	1,615	5.14
Governments and official institutions	12,758	281	2.94	16,529	620	5.01
Time, savings and other	52,211	1,220	3.12	40,587	1,246	4.10
Total foreign interest-bearing deposits	101,370	2,450	3.23	99,141	3,481	4.69
Total interest-bearing deposits	621,863	11,629	2.50	522,869	12,313	3.15
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings (2)	454,355	10,052	2.95	414,126	16,671	5.38
Trading account liabilities	76,752	2,250	3.92	83,132	2,619	4.21
Long-term debt (2)	223,017	7,725	4.62	160,895	6,334	5.25
Total interest-bearing liabilities - excluding hedge impact	1,375,987	31,656	3.07	1,181,022	37,937	4.29
Net hedge (income) expense on liabilities		172			612
Total interest-bearing liabilities - including hedge impact	1,375,987	31,828	3.09	1,181,022	38,549	4.36
Noninterest-bearing sources:
Noninterest-bearing deposits	188,800			172,596
Other liabilities	83,088			67,264
Shareholders’ equity	160,890			133,878
Total liabilities and shareholders’ equity	$1,808,765			$1,554,760
Net interest spread			2.55			2.16
Impact of noninterest-bearing sources			0.34			0.54
Net interest income/yield on earning assets - excluding hedge impact		$33,539	2.89%		$27,395	2.70%
Net impact of hedge income (expense)		(391)	(0.03)		(1,020)	(0.10)
Net interest income/yield on earning assets		$33,148	2.86%		$26,375	2.60%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	The following presents the impact of interest rate risk management derivatives on interest income and interest expense.

Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Nine Months Ended September 30
	2008	2007
Time deposits placed and other short-term investments	$(12)	$(41)
Federal funds sold and securities purchased under agreements to resell	(173)	(303)
Debt securities	(4)	(16)
Commercial - domestic	(28)	(21)
Commercial - foreign	—	1
Other earning assets	(2)	(28)

Net hedge income (expense) on assets	$(219)	$(408)

Interest expense excludes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

NOW and money market deposit accounts	$10	$14
Consumer CDs and IRAs	319	504
Negotiable CDs, public funds and other time deposits	7	7
Banks located in foreign countries	(11)	2
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	400	(302)
Long-term debt	(553)	387

Net hedge (income) expense on liabilities	$172	$612

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries

Global Consumer and Small Business Banking - Key Indicators

(Dollars in millions; except as noted)

	Nine Months Ended September 30				Third Quarter 2008		Second Quarter 2008		First Quarter 2008		Fourth Quarter 2007		Third Quarter 2007
	2008		2007
Deposits and Student Lending Key Indicators
Average retail deposit balances
Checking	$181,337		$173,593		$180,678		$183,920		$179,426		$176,189		$171,380
Savings	32,039		32,020		31,959		32,765		31,393		31,534		31,081
MMS	127,559		107,295		140,660		130,718		120,563		115,122		109,754
CD’s & IRA’s	185,263		157,372		218,711		178,394		187,678		183,640		162,072
Foreign and other	3,331		2,847		4,039		3,689		2,718		3,546		3,173

Total average retail deposit balances	$529,529		$473,127		$576,047		$529,486		$521,778		$510,031		$477,460

Retail deposit spreads (excludes noninterest costs)
Checking	4.10%		4.25%		4.09%		4.03%		4.16%		4.26%		4.26%
Savings	3.83		3.75		3.79		3.74		3.91		3.79		3.74
MMS	1.04		2.98		1.07		1.11		1.20		2.40		2.95
CD’s & IRA’s	0.13		1.01		0.18		0.32		0.44		0.80		0.97
Foreign and other	3.98		4.35		2.94		3.84		4.43		4.37		4.32
Total retail deposit spreads	1.90		2.83		1.86		2.02		2.10		2.55		2.79

Net new retail checking (units in thousands)	2,043		1,961		812		674		557		343		757

Online banking (end of period)
Active accounts (units in thousands)	27,929		23,057		27,929		25,299		24,949		23,791		23,057
Active billpay accounts (units in thousands)	15,433		11,928		15,433		13,269		13,081		12,552		11,928

Card Services Key Indicators
Managed credit card data (1)
Gross interest yield	11.63%		12.73%		11.52%		11.44%		11.94%		12.48%		12.74%
Loss rates	5.85		4.81		6.40		5.96		5.19		4.75		4.67
Average outstandings	$185,258		$169,005		$186,408		$185,659		$183,694		$178,411		$172,002
Ending outstandings	183,398		173,770		183,398		187,162		183,758		183,691		173,770
New account growth (in thousands)	7,051		8,260		1,766		2,670		2,615		3,509		2,895
Purchase volumes	$186,940		$183,965		$62,662		$64,457		$59,821		$68,380		$63,494
Delinquencies:
30 Day	5.89%		5.24%		5.89%		5.53%		5.61%		5.45%		5.24%
90 Day	2.88		2.48		2.88		2.82		2.83		2.66		2.48

Mortgage, Home Equity and Insurance Services Key Indicators
Mortgage servicing rights at fair value period end balance	$20,811		$3,179		$20,811		$4,250		$3,163		$3,053		$3,179
Capitalized mortgage servicing rights (% of loans serviced)	126	bps	130	bps	126	bps	145	bps	118	bps	118	bps	130	bps
Mortgage loans serviced for investors (in billions)	$1,654		$245		$1,654		$292		$268		$259		$245

Global Consumer and Small Business Banking
Mortgage production	$86,184		$70,934		$49,625		$18,515		$18,044		$22,370		$24,533
Home equity production	27,487		53,135		4,669		8,997		13,821		16,001		17,352

Total Corporation
Mortgage production	95,899		79,551		51,539		22,438		21,922		24,834		26,930
Home equity production	34,573		64,884		6,432		11,500		16,641		19,299		21,105

(1)	Credit Card includes U.S. Consumer Card and foreign credit card. Does not include Business Credit Card.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation	11

Bank of America Corporation and Subsidiaries

E-Commerce & BankofAmerica.com

Bank of America has the largest active online banking customer base with 27.9 million subscribers.

Bank of America uses a strict Active User standard—customers must have used our online services within the last 90 days.

15.4 million active bill pay users paid $47.7 billion worth of bills this quarter (through August 31, 2008). The number of customers who sign up and use Bank of America’s Bill Pay Service continues to far surpass that of any other financial institution.

Approximately 37.6 million e-bills were presented in the 3rd quarter.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries

Credit Card Data (1)

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007
	2008	2007
Loans
Period end
Held credit card outstandings	$81,350	$71,702	$81,350	$78,642	$75,911	$80,724	$71,702
Securitization impact	102,048	102,068	102,048	108,520	107,847	102,967	102,068

Managed credit card outstandings	$183,398	$173,770	$183,398	$187,162	$183,758	$183,691	$173,770

Average
Held credit card outstandings	$79,081	$68,842	$80,489	$78,221	$78,518	$74,392	$69,486
Securitization impact	106,177	100,163	105,919	107,438	105,176	104,019	102,516

Managed credit card outstandings	$185,258	$169,005	$186,408	$185,659	$183,694	$178,411	$172,002

Credit Quality
Charge-Offs $
Held net charge-offs	$3,306	$2,595	$1,242	$1,108	$956	$846	$808
Securitization impact	4,813	3,481	1,754	1,643	1,416	1,292	1,216

Managed credit card net losses	$8,119	$6,076	$2,996	$2,751	$2,372	$2,138	$2,024

Charge-Offs %
Held net charge-offs	5.58%	5.04%	6.14%	5.69%	4.90%	4.51%	4.61%
Securitization impact	0.27	(0.23)	0.26	0.27	0.29	0.24	0.06

Managed credit card net losses	5.85%	4.81%	6.40%	5.96%	5.19%	4.75%	4.67%

30+ Delinquency $
Held delinquency	$4,675	$3,727	$4,675	$4,121	$4,017	$4,298	$3,727
Securitization impact	6,126	5,381	6,126	6,226	6,288	5,710	5,381

Managed delinquency	$10,801	$9,108	$10,801	$10,347	$10,305	$10,008	$9,108

30+ Delinquency %
Held delinquency	5.75%	5.20%	5.75%	5.24%	5.29%	5.32%	5.20%
Securitization impact	0.14	0.04	0.14	0.29	0.32	0.13	0.04

Managed delinquency	5.89%	5.24%	5.89%	5.53%	5.61%	5.45%	5.24%

90+ Delinquency $
Held delinquency	$2,330	$1,788	$2,330	$2,109	$2,055	$2,127	$1,788
Securitization impact	2,958	2,514	2,958	3,169	3,137	2,757	2,514

Managed delinquency	$5,288	$4,302	$5,288	$5,278	$5,192	$4,884	$4,302

90+ Delinquency %
Held delinquency	2.87%	2.49%	2.87%	2.68%	2.71%	2.63%	2.49%
Securitization impact	0.01	(0.01)	0.01	0.14	0.12	0.03	(0.01)

Managed delinquency	2.88%	2.48%	2.88%	2.82%	2.83%	2.66%	2.48%

(1)	Credit Card includes U.S. Consumer Card and foreign credit card. Does not include Business Credit Card.

Certain prior period amounts have been reclassified to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking - Business Lending Key Indicators

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007
	2008	2007
Provision for credit losses
Corporate lending	$64	$68	$84	$(31)	$11	$(26)	$66
Commercial lending	1,033	48	416	294	323	144	70
Consumer indirect lending	604	257	280	135	189	162	102

Total provision for credit losses	$1,701	$373	$780	$398	$523	$280	$238

Credit quality (1, 2, 3)

Utilized criticized exposure
Corporate lending	$6,378	$1,535	$6,378	$4,947	$3,235	$2,098	$1,535
	5.83%	1.99%	5.83%	4.93%	3.24%	2.44%	1.99%
Commercial lending	$24,677	$8,006	$24,677	$21,168	$17,351	$13,926	$8,006
	9.13%	4.23%	9.13%	7.98%	6.73%	5.40%	4.23%

Total utilized criticized exposure	$31,055	$9,541	$31,055	$26,115	$20,586	$16,024	$9,541
	8.18%	3.58%	8.18%	7.15%	5.76%	4.79%	3.58%
Nonperforming assets
Corporate lending	$407	$269	$407	$150	$150	$115	$269
	0.65%	0.61%	0.65%	0.27%	0.30%	0.24%	0.61%
Commercial lending	$4,370	$777	$4,370	$3,680	$2,603	$1,923	$777
	1.69%	0.39%	1.69%	1.42%	1.02%	0.77%	0.39%

Total nonperforming assets	$4,777	$1,046	$4,777	$3,830	$2,753	$2,038	$1,046
	1.49%	0.43%	1.49%	1.22%	0.90%	0.69%	0.43%
Average loans and leases by product
Commercial	$157,149	$117,855	$160,648	$157,850	$152,914	$150,192	$120,357
Leases	24,376	21,745	24,574	24,287	24,264	24,246	22,051
Foreign	24,405	15,948	25,256	25,132	22,818	22,930	17,952
Real estate	58,650	34,867	59,169	58,656	58,118	55,814	36,120
Consumer	40,445	40,418	42,205	40,345	38,765	39,613	40,956
Other	1,740	2,026	1,515	1,822	1,885	1,991	1,940

Total average loans and leases	$306,765	$232,859	$313,367	$308,092	$298,764	$294,786	$239,376

(1)	Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial utilized credit exposure, including loans and leases, standby letters of credit, and financial guarantees, derivative assets, and commercial letters of credit.
(2)	Nonperforming assets are on an end-of-period basis and defined as nonperforming loans and leases plus foreclosed properties. The nonperforming ratio is nonperforming assets divided by commercial loans and leases plus commercial foreclosed properties.
(3)	Criticized exposure related to the fair value option portfolio is not included. There are no nonperforming assets in the fair value portfolio.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking - Capital Markets and Advisory Services Key Indicators

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2008	Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007
	2008	2007
Investment banking income
Advisory fees	$ 180	$ 334	$ 63	$ 51	$ 66	$ 112	$ 94
Debt underwriting	1,342	1,395	378	605	359	377	281
Equity underwriting	400	231	50	110	240	88	61

Total investment banking income	1,922	1,960	491	766	665	577	436

Sales and trading revenue
Fixed income:
Liquid products	3,027	1,559	1,063	1,102	862	596	634
Credit products	(123)	171	(151)	683	(655)	(383)	(844)
Structured products	(4,101)	185	(1,329)	(922)	(1,850)	(5,511)	(618)

Total fixed income	(1,197)	1,915	(417)	863	(1,643)	(5,298)	(828)
Equity income	807	1,119	175	298	334	206	252

Total sales and trading revenue	(390)	3,034	(242)	1,161	(1,309)	(5,092)	(576)

Total Capital Markets and Advisory Services market-based revenue (1)	$ 1,532	$ 4,994	$ 249	$ 1,927	$ (644)	$ (4,515)	$ (140)

Balance sheet (average)
Trading account securities	$187,399	$183,705	$188,218	$183,119	$190,849	$188,925	$192,844
Reverse repurchases	57,094	63,193	63,375	51,655	56,184	51,266	52,436
Securities borrowed	69,165	90,358	62,982	65,742	78,839	84,399	81,404
Derivative assets	35,043	25,796	34,643	35,537	34,953	28,282	28,611

Total trading-related assets	$348,701	$363,052	$349,218	$336,053	$360,825	$352,872	$355,295

Sales credits from secondary trading
Liquid products	1,511	1,327	510	479	522	467	507
Credit products	1,033	1,198	295	384	354	346	422
Structured products	558	628	190	202	166	133	161
Equities	733	864	192	259	282	262	277

Total sales credits	3,835	4,017	1,187	1,324	1,324	1,208	1,367

Volatility of product revenues - 1 std dev
Liquid products	$ 22.9	$ 11.5	$ 27.1	$ 22.4	$ 17.8	$ 10.4	$ 16.3
Credit products	23.1	11.4	24.7	8.8	26.5	12.0	21.8
Structured products	11.1	16.1	7.6	10.2	14.3	408.1	33.5
Equities	13.7	9.2	10.1	14.1	15.8	7.3	16.3
Total volatility	57.5	28.6	58.4	40.6	64.4	405.5	54.9

(1)	Excludes $75 million and $44 million for the nine months ended September 30, 2008 and 2007, and $23 million, $25 million, $27 million, $26 million and $22 million, respectively, for the three months ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, of net interest income on loans for which the fair value option has been elected and is not considered market-based income.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking Strategic Progress

Source: Thomson Financial except Syndicated Loans and Leveraged Loans from Loan Pricing Corporation. Ranked based on deal size.

(1)	M&A Announced Advisor Rankings

Highlights

•	Top 5 rankings in:

Leveraged loans Convertible debt High-yield debt Syndicated loans	Asset-backed securities Mortgage-backed securities Investment grade debt

•	Market share for convertible debt, asset-backed securities and investment grade debt for YTD 08 includes self-funded deals, market share without these deals was 11.7%, 9.1% and 10.1%, respectively.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries

Super Senior Collateralized Debt Obligation Exposure Rollforward

(Dollars in millions)

	June 30, 2008 Net Exposure	Paydowns /Liquidations / Other	Third Quarter 2008 Net Writedowns (1)	September 30, 2008 Net Exposure
Super senior liquidity commitments
High grade	$ 714	$ (26)	$ —	$ 688
Mezzanine	358	—	(21)	337
CDO-squared	—	—	—	—

Total super senior liquidity commitments	1,072	(26)	(21)	1,025

Other super senior exposure
High grade	3,608	(13)	(257)	3,338
Mezzanine	277	(14)	(84)	179
CDO-squared	1,804	(9)	(363)	1,432

Total other super senior	5,689	(36)	(704)	4,949

Total super senior	$6,761	$ (62)	$(725)	$5,974

Purchased securities from liquidated CDOs	1,667	(57)	(152)	1,458

Total	$8,428	$(119)	$(877)	$7,432

(1)	Net of insurance.

Super Senior Collateralized Debt Obligation Exposure

(Dollars in millions)

	Total CDO Exposure at September 30, 2008										Total CDO
	Subprime Exposure (1)					Non-Subprime Exposure (2)					Net Exposure
	Gross	Insured	Net of Insured Amount	Cumulative Writedowns (3)	Net Exposure	Gross	Insured	Net of Insured Amount	Cumulative Writedowns (3)	Net Exposure	September 30 2008	June 30 2008
Super senior liquidity commitments
High grade	$ —	$ —	$ —	$ —	$ —	$ 688	$ —	$ 688	$ —	$ 688	$ 688	$ 714

Mezzanine	363	—	363	(26)	337	—	—	—	—	—	337	358
CDO-squared	—	—	—	—	—	—	—	—	—	—	—	—

Total super senior liquidity commitments	363	—	363	(26)	337	688	—	688	—	688	1,025	1,072
Other super senior exposure
High grade	5,142	(3,723)	1,419	(477)	942	3,459	(735)	2,724	(328)	2,396	3,338	3,608
Mezzanine	1,006	—	1,006	(827)	179	—	—	—	—	—	179	277
CDO-squared	5,098	—	5,098	(3,666)	1,432	349	(349)	—	—	—	1,432	1,804

Total other super senior	11,246	(3,723)	7,523	(4,970)	2,553	3,808	(1,084)	2,724	(328)	2,396	4,949	5,689

Total super senior	$11,609	$(3,723)	$7,886	$(4,996)	$2,890	4,496	(1,084)	$3,412	$(328)	$3,084	$5,974	$6,761

Purchased securities from liquidated CDOs	1,750	—	1,750	(292)	1,458	—	—	—	—	—	1,458	1,667

Total	$13,359	$(3,723)	$9,636	$(5,288)	$4,348	$4,496	$(1,084)	$3,412	$(328)	$3,084	$7,432	$8,428

(1)	Classified as subprime when subprime consumer real estate loans make up at least 35 percent of the ultimate underlying collateral’s original net exposure value.
(2)	Includes highly-rated collateralized loan obligations and commercial mortgage-backed securities super senior exposure.
(3)	Net of insurance excluding losses taken on liquidated CDOs.

Certain	prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries

Subprime Super Senior Collateralized Debt Obligation Carrying Values (1)

(Dollars in millions)

	September 30, 2008
	Subprime Net Exposure	Carrying Value as a Percent of Original Net Exposure	Subprime Content of Collateral (2)	Vintage of Subprime Collateral
				Percent in 2006/2007 Vintages	Percent in 2005/Prior Vintages
Super senior liquidity commitments
High grade	$ —	—%	—%	—%	—%
Mezzanine	337	93	42	46	54
CDO-squared	—	—	—	—	—

Total super senior liquidity commitments	337	93

Other super senior exposure
High grade	942	66	56	14	86
Mezzanine	179	18	73	69	31
CDO-squared	1,432	28	23	71	29

Total other super senior	2,553	34

Total super senior	$2,890	37

Purchased securities from liquidated CDOs	1,458	48	51	38	62

Total	$4,348	40

(1)	Classified as subprime when subprime consumer real estate loans make up at least 35 percent of the ultimate underlying collateral’s original net exposure value.
(2)	Based on current net exposure value.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries

Outstanding Loans and Leases

(Dollars in millions)

	September 30 2008	June 30 2008	Increase (Decrease)
Consumer
Residential mortgage	$256,989	$235,472	$21,517
Home equity	151,938	121,409	30,529
Discontinued real estate (1)	22,081	—	22,081
Credit card - domestic	63,012	62,081	931
Credit card - foreign	18,338	16,561	1,777
Direct/Indirect consumer (2)	82,849	84,907	(2,058)
Other consumer (3)	3,680	3,859	(179)

Total consumer	598,887	524,289	74,598

Commercial
Commercial - domestic (4)	219,303	220,610	(1,307)
Commercial real estate (5)	63,736	62,897	839
Commercial lease financing	22,416	22,815	(399)
Commercial - foreign	32,951	34,839	(1,888)

Total commercial loans measured at historical cost	338,406	341,161	(2,755)
Commercial loans measured at fair value (6)	5,383	5,014	369

Total commercial	343,789	346,175	(2,386)

Total loans and leases	$942,676	$870,464	$72,212

(1)	At September 30, 2008, includes $20.1 billion of pay option loans and $1.9 billion of subprime mortgage and home equity loans acquired in connection with the acquisition of Countrywide Financial Corporation which the Corporation will no longer originate.
(2)	Includes foreign consumer loans of $2.4 billion and $2.9 billion at September 30, 2008 and June 30, 2008.
(3)	Includes consumer finance loans of $2.7 billion and $2.8 billion, and other foreign consumer loans of $736 million and $839 million at September 30, 2008 and June 30, 2008.
(4)	Includes small business commercial - domestic loans, primarily card related, of $19.4 billion and $19.9 billion at September 30, 2008 and June 30, 2008.
(5)	Includes domestic commercial real estate loans of $62.7 billion and $61.8 billion, and foreign commercial real estate loans of $1.0 billion and $1.1 billion at September 30, 2008 and June 30, 2008.
(6)	Certain commercial loans are measured at fair value in accordance with SFAS 159 and include commercial - domestic loans of $4.0 billion and $3.5 billion, commercial - foreign loans of $1.2 billion and $1.3 billion, and commercial real estate loans of $213 million and $176 million at September 30, 2008 and June 30, 2008.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries

Nonperforming Assets

(Dollars in millions)

	September 30 2008	June 30 2008	March 31 2008	December 31 2007	September 30 2007
Residential mortgage	$ 4,477	$ 3,269	$ 2,576	$ 1,999	$ 1,176
Home equity	2,022	1,851	1,786	1,340	764
Discontinued real estate	2	—	—	—	—
Direct/Indirect consumer	13	11	6	8	6
Other consumer	89	89	91	95	94

Total consumer	6,603	5,220	4,459	3,442	2,040

Commercial - domestic (1)	1,566	1,079	980	852	638
Commercial real estate	3,090	2,616	1,627	1,099	352
Commercial lease financing	35	40	44	33	29
Commercial - foreign	48	48	54	19	16

	4,739	3,783	2,705	2,003	1,035
Small business commercial - domestic	183	153	169	152	105

Total commercial	4,922	3,936	2,874	2,155	1,140

Total nonperforming loans and leases	11,525	9,156	7,333	5,597	3,180
Foreclosed properties	1,832	593	494	351	192

Total nonperforming assets (2, 3)	$13,357	$ 9,749	$ 7,827	$ 5,948	$ 3,372

Loans past due 90 days or more and still accruing (3, 4)	$11,600	$ 4,548	$ 4,160	$ 3,736	$ 2,955
Nonperforming assets/Total assets (5)	0.73%	0.57%	0.45%	0.35%	0.21%
Nonperforming assets/Total loans, leases and foreclosed properties (5)	1.42	1.13	0.90	0.68	0.43
Nonperforming loans and leases/Total loans and leases outstanding measured at historical cost (5)	1.23	1.06	0.84	0.64	0.40
Allowance for credit losses:
Allowance for loan and lease losses	$20,346	$17,130	$14,891	$11,588	$ 9,535
Reserve for unfunded lending commitments	427	507	507	518	392

Total allowance for credit losses	$20,773	$17,637	$15,398	$12,106	$ 9,927

Allowance for loan and lease losses/Total loans and leases outstanding measured at historical cost (5)	2.17%	1.98%	1.71%	1.33%	1.21%
Allowance for loan and lease losses/Total nonperforming loans and leases measured at historical cost	177	187	203	207	300
Commercial utilized criticized exposure (6)	$33,837	$28,322	$22,720	$17,544	$10,803
Commercial utilized criticized exposure/Commercial utilized exposure (6)	7.32%	6.16%	5.16%	4.18%	3.06%

(1)	Excludes small business commercial - domestic loans.
(2)	Balances do not include nonperforming loans held-for-sale included in other assets of $848 million, $388 million, $327 million, $188 million and $93 million at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, respectively.
(3)	Balances do not include loans measured at fair value in accordance with SFAS 159. At September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, there were no nonperforming loans measured at fair value in accordance with SFAS 159. At June 30, 2008, there were $81 million of loans past due 90 days or more and still accruing interest measured at fair value in accordance with SFAS 159. At September 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, there were no loans past due 90 days or more and still accruing interest measured at fair value in accordance with SFAS 159.
(4)	Balances do not include loans held-for-sale past due 90 days or more and still accruing interest included in other assets of $138 million, $32 million, $69 million, $79 million and $8 million at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, respectively.
(5)	Ratios do not include loans measured at fair value in accordance with SFAS 159 of $5.4 billion, $5.0 billion, $5.1 billion, $4.6 billion and $4.5 billion at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, respectively.
(6)	Criticized exposure and ratios exclude assets held-for-sale and exposure measured at fair value in accordance with SFAS 159. Including assets held-for-sale and commercial loans measured at fair value, the ratios would have been 7.94 percent, 6.62 percent, 6.12 percent, 4.77 percent and 3.66 percent at September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, respectively.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries

Quarterly Net Charge-offs/Losses and Net Charge-off/Loss Ratios (1, 2)

(Dollars in millions)

	Third Quarter 2008		Second Quarter 2008		First Quarter 2008		Fourth Quarter 2007		Third Quarter 2007
Held Basis	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$ 242	0.37%	$ 151	0.24%	$ 66	0.10%	$ 27	0.04%	$ 13	0.02%
Home equity	964	2.53	923	3.09	496	1.71	179	0.63	50	0.20
Discontinued real estate	(3)	(0.05)	—	—	—	—	—	—	—	—
Credit card - domestic	1,094	6.86	976	6.36	847	5.39	738	4.87	712	4.91
Credit card - foreign	148	3.46	132	3.21	109	2.87	108	2.99	96	3.19
Direct/Indirect consumer	845	3.94	660	3.22	555	2.84	456	2.41	353	1.92
Other consumer	106	11.36	83	8.47	86	8.61	96	9.08	78	7.18

Total consumer	3,396	2.24	2,925	2.17	2,159	1.58	1,604	1.17	1,302	0.99

Commercial - domestic (3)	117	0.23	70	0.14	77	0.16	64	0.13	11	0.03
Commercial real estate	262	1.65	136	0.88	107	0.70	17	0.12	28	0.28
Commercial lease financing	8	0.13	6	0.11	15	0.27	17	0.31	(3)	(0.07)
Commercial - foreign	46	0.56	5	0.06	(7)	(0.10)	2	0.03	(4)	(0.06)

	433	0.54	217	0.28	192	0.25	100	0.13	32	0.05
Small business commercial - domestic	527	10.64	477	9.59	364	7.44	281	5.92	239	5.38

Total commercial	960	1.13	694	0.84	556	0.69	381	0.47	271	0.42

Total net charge-offs	$4,356	1.84	$3,619	1.67	$2,715	1.25	$1,985	0.91	$1,573	0.80

Supplemental managed basis data
Credit card - domestic	$2,643	6.87%	$2,414	6.36%	$2,068	5.48%	$1,816	4.90%	$1,707	4.76%
Credit card - foreign	353	4.21	337	4.11	304	3.84	322	4.06	317	4.24

Total credit card managed net losses	$2,996	6.40	$2,751	5.96	$2,372	5.19	$2,138	4.75	$2,024	4.67

(1)	Net charge-off/loss ratios are calculated as annualized held net charge-offs or managed net losses divided by average outstanding held or managed loans and leases measured at historical cost during the period for each loan and lease category.
(2)	Net charge-offs include the impact of SOP 03-3 which decreased net charge-offs on residential mortgage $283 million, home equity $768 million, discontinued real-estate $943, commercial - domestic $14 million, commercial real estate $17 million and small business commercial - domestic $3 million for the three months ended September 30, 2008; on residential mortgage $3 million, home equity $4 million, commercial - domestic $3 million, commercial real estate $8 million and small business commercial - domestic $2 million for the three months ended June 30, 2008; on residential mortgage $2 million, home equity $3 million, commercial - domestic $3 million, commercial real estate $8 million and small business commercial - domestic $3 million for the three months ended March 31, 2008; and on residential mortgage $2 million, home equity $8 million, direct/indirect consumer $2 million, commercial - domestic $29 million, commercial real estate $27 million, commercial lease financing $2 million and small business commercial - domestic $5 million for the three months ended December 31, 2007. The impact of SOP 03-3 was not material for the three months ended September 30, 2007. Refer to Exhibit A on page 24 for a reconciliation of net charge-offs and net charge-off ratios to the net charge-offs and net charge-off ratios excluding the impact of SOP 03-3.
(3)	Excludes small business commercial - domestic loans.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries

Year-to-Date Net Charge-offs/Losses and Net Charge-off/Loss Ratios (1, 2)

(Dollars in millions)

	Nine Months Ended September 30
	2008		2007
Held Basis	Amount	Percent	Amount	Percent
Residential mortgage	$ 459	0.23%	$ 30	0.02%
Home equity	2,383	2.46	95	0.13
Discontinued real estate	(3)	(0.05)	—	—
Credit card - domestic	2,917	6.20	2,325	5.44
Credit card - foreign	389	3.19	270	3.09
Direct/Indirect consumer	2,060	3.35	917	1.75
Other consumer	275	9.45	182	5.78

Total consumer	8,480	2.01	3,819	1.02

Commercial - domestic (3)	264	0.18	64	0.06
Commercial real estate	505	1.08	30	0.11
Commercial lease financing	29	0.17	(15)	(0.10)
Commercial - foreign	44	0.18	(1)	(0.01)

	842	0.36	78	0.04
Small business commercial - domestic	1,368	9.23	598	4.82

Total commercial	2,210	0.89	676	0.37

Total net charge-offs	$10,690	1.59	$4,495	0.80

Supplemental managed basis data
Credit card - domestic	$ 7,125	6.24%	$5,144	4.91%
Credit card - foreign	994	4.06	932	4.31

Total credit card managed net losses	$ 8,119	5.85	$6,076	4.81

(1)	Net charge-off/loss ratios are calculated as annualized held net charge-offs or managed net losses divided by average outstanding held or managed loans and leases measured at historical cost during the period for each loan and lease category.
(2)	Net charge-offs include the impact of SOP 03-3 which decreased net charge-offs on residential mortgage $288 million, home equity $775 million, discontinued real estate $943 million, commercial - domestic $20 million, commercial real estate $33 million and small business commercial - domestic $8 million for the nine months ended September 30, 2008. The impact of SOP 03-3 was not material for the nine months ended September 30, 2007. Refer to Exhibit A on page 24 for a reconciliation of net charge-offs and net charge-off ratios to net charge-offs and net charge-off ratios excluding the impact of SOP 03-3.
(3)	Excludes small business commercial - domestic loans.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries

Allocation of the Allowance for Credit Losses by Product Type

(Dollars in millions)

	September 30 2008		June 30 2008		September 30 2007
Allowance for loan and lease losses	Amount	Percent of loans and leases outstanding (1)	Amount	Percent of loans and leases outstanding (1)	Amount	Percent of loans and leases outstanding (1)
Residential mortgage	$ 1,376	0.54%	$ 792	0.34%	$ 201	0.07%
Home equity	4,744	3.12	3,812	3.14	402	0.40
Discontinued real estate	82	0.37	—	—	—	—
Credit card - domestic	3,624	5.75	3,210	5.17	2,751	4.69
Credit card - foreign	633	3.45	474	2.86	345	2.66
Direct/Indirect consumer	3,742	4.52	2,964	3.49	1,743	2.36
Other consumer	184	5.02	185	4.81	157	3.64

Total consumer	14,385	2.40	11,437	2.18	5,599	1.07

Commercial - domestic (2)	4,072	1.86	3,844	1.74	2,764	1.56
Commercial real estate	1,376	2.16	1,333	2.12	644	1.60
Commercial lease financing	210	0.94	199	0.87	186	0.91
Commercial - foreign	303	0.92	317	0.91	342	1.21

Total commercial	5,961	1.76	5,693	1.67	3,936	1.48

Allowance for loan and lease losses	20,346	2.17	17,130	1.98	9,535	1.21
Reserve for unfunded lending commitments	427		507		392

Allowance for credit losses	$20,773		$17,637		$9,927

(1)	Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding measured at historical cost for each loan and lease category. Ratios do not include certain commercial loans measured at fair value in accordance with SFAS 159. Loans measured at fair value include commercial - domestic loans of $4.0 billion, $3.5 billion and $3.6 billion, commercial - foreign loans of $1.2 billion, $1.3 billion and $672 million, and commercial real estate loans of $213 million, $176 million and $224 million at September 30, 2008, June 30, 2008 and September 30, 2007.
(2)	Includes allowance for small business commercial - domestic loans of $2.2 billion, $2.1 billion and $1.2 billion at September 30, 2008, June 30, 2008 and September 30, 2007.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Exhibit A: Non-GAAP Reconciliation

Reconciliation of Net Charge-offs and Net Charge-off Ratios to Net Charge-offs and Net Charge-off Ratios Excluding the Impact of SOP 03-3 (1, 2)

Net Charge-offs and Net Charge-off Ratios As Reported

	Nine Months Ended September 30, 2008			Third Quarter 2008			Second Quarter 2008			First Quarter 2008			Fourth Quarter 2007
	Average Outstanding			Average Outstanding			Average Outstanding			Average Outstanding			Average Outstanding
(Dollars in millions)	Amount	Loans and Leases	Percent	Amount	Loans and Leases	Percent	Amount	Loans and Leases	Percent	Amount	Loans and Leases	Percent	Amount	Loans and Leases	Percent
Residential mortgage	$ 459	$262,478	0.23%	$ 242	$260,748	0.37%	$ 151	$256,164	0.24%	$ 66	$270,541	0.10%	$ 27	$277,058	0.04%
Home equity	2,383	129,402	2.46	964	151,142	2.53	923	120,265	3.09	496	116,562	1.71	179	112,369	0.63
Discontinued real estate	(3)	7,397	(0.05)	(3)	22,031	(0.05)	—	—	—	—	—	—	—	—	—
Credit card - domestic	2,917	62,784	6.20	1,094	63,414	6.86	976	61,655	6.36	847	63,277	5.39	738	60,063	4.87
Credit card - foreign	389	16,297	3.19	148	17,075	3.46	132	16,566	3.21	109	15,241	2.87	108	14,329	2.99
Direct/Indirect consumer	2,060	82,242	3.35	845	85,392	3.94	660	82,593	3.22	555	78,705	2.84	456	75,138	2.41
Other consumer	275	3,908	9.45	106	3,723	11.36	83	3,953	8.47	86	4,049	8.61	96	4,206	9.08

Total consumer	8,480	564,508	2.01	3,396	603,525	2.24	2,925	541,196	2.17	2,159	548,375	1.58	1,604	543,163	1.17

Commercial - domestic	264	198,903	0.18	117	204,402	0.23	70	199,529	0.14	77	192,721	0.16	64	190,902	0.13
Commercial real estate	505	62,746	1.08	262	63,220	1.65	136	62,810	0.88	107	62,202	0.70	17	59,702	0.12
Commercial lease financing	29	22,364	0.17	8	22,585	0.13	6	22,276	0.11	15	22,227	0.27	17	22,239	0.31
Commercial - foreign	44	32,254	0.18	46	33,467	0.56	5	32,820	0.06	(7)	30,463	(0.10)	2	29,815	0.03

	842	316,267	0.36	433	323,674	0.54	217	317,435	0.28	192	307,613	0.25	100	302,658	0.13
Small business commercial - domestic	1,368	19,799	9.23	527	19,715	10.64	477	20,008	9.59	364	19,673	7.44	281	22,298	5.92

Total commercial	2,210	336,066	0.89	960	343,389	1.13	694	337,443	0.84	556	327,286	0.69	381	324,956	0.47

Total net charge-offs	$10,690	$900,574	1.59	$4,356	$946,914	1.84	$3,619	$878,639	1.67	$2,715	$875,661	1.25	$1,985	$868,119	0.91

Impact of Purchase Accounting Adjustments(3)

Residential mortgage	$ 288	$ 833		$ 283	$ 2,480		$ 3			$ 2			$ 2
Home equity	775	1,265		768	3,767		4			3			8
Discontinued real estate	943	1,873		943	5,579		—			—			—
Credit card - domestic	—	—		—	—		—			—			—
Credit card - foreign	—	—		—	—		—			—			—
Direct/Indirect consumer	—	—		—	—		—			—			2
Other consumer	—	—		—	—		—			—			—
Total consumer	2,006	3,971		1,994	$11,826		7			5			12
Commercial - domestic	20	—		14	—		3			3			29
Commercial real estate	33	—		17	—		8			8			27
Commercial lease financing	—	—		—	—		—			—			2
Commercial - foreign	—	—		—	—		—			—			—

	53	—		31	—		11			11			58
Small business commercial - domestic	8	—		3	—		2			3			5

Total commercial	61	—		34	—		13			14			63

Total net charge-offs	$2,067	$3,971		$2,028	$11,826		$20			$19			$75

Net Charge-offs and Net Charge-off Ratios Excluding the Impact of Purchase Accounting Adjustments(3)

Residential mortgage	$ 747	$263,311	0.38%	$ 525	$263,228	0.79%	$ 154	$256,164	0.24%	$ 68	$270,541	0.10%	$ 29	$277,058	0.04%
Home equity	3,158	130,667	3.23	1,732	154,909	4.45	927	120,265	3.10	499	116,562	1.72	187	112,369	0.66
Discontinued real estate	940	9,270	13.54	940	27,610	13.55	—	—	—	—	—	—	—	—	—
Credit card - domestic	2,917	62,784	6.20	1,094	63,414	6.86	976	61,655	6.36	847	63,277	5.39	738	60,063	4.87
Credit card - foreign	389	16,297	3.19	148	17,075	3.46	132	16,566	3.21	109	15,241	2.87	108	14,329	2.99
Direct/Indirect consumer	2,060	82,242	3.35	845	85,392	3.94	660	82,593	3.22	555	78,705	2.84	458	75,138	2.41
Other consumer	275	3,908	9.45	106	3,723	11.36	83	3,953	8.47	86	4,049	8.61	96	4,206	9.08

Total consumer	10,486	568,479	2.46	5,390	615,351	3.48	2,932	541,196	2.18	2,164	548,375	1.59	1,616	543,163	1.18

Commercial - domestic	284	198,903	0.19	131	204,402	0.26	73	199,529	0.15	80	192,721	0.17	93	190,902	0.19
Commercial real estate	538	62,746	1.15	279	63,220	1.75	144	62,810	0.93	115	62,202	0.75	44	59,702	0.30
Commercial lease financing	29	22,364	0.17	8	22,585	0.13	6	22,276	0.11	15	22,227	0.27	19	22,239	0.34
Commercial - foreign	44	32,254	0.18	46	33,467	0.56	5	32,820	0.06	(7)	30,463	(0.10)	2	29,815	0.03

	895	316,267	0.38	464	323,674	0.58	228	317,435	0.29	203	307,613	0.27	158	302,658	0.21
Small business commercial - domestic	1,376	19,799	9.28	530	19,715	10.69	479	20,008	9.58	367	19,673	7.36	286	22,298	5.91

Total commercial	2,271	336,066	0.90	994	343,389	1.17	707	337,443	0.86	570	327,286	0.71	444	324,956	0.55

Total net charge-offs	$12,757	$904,545	1.88	$6,384	$958,740	2.66	$3,639	$878,639	1.67	$2,734	$875,661	1.26	$2,060	$868,119	0.95

(1)	Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases measured at historical cost during the period for each loan category. The impact of SOP 03-3 on average outstanding loans and leases for the three months ended June 30, 2008, March 31, 2008 and December 31, 2007 was not material.
(2)	The impact of SOP 03-3 was not material for the three and nine months ended September 30, 2007.
(3)	These adjustments include purchase accounting adjustments in accordance with SOP 03-3 as well as purchase accounting adjustments related to nonimpaired loans

This information is preliminary and based on company data available at the time of the presentation.	24

Appendix: Selected Slides from the

Third Quarter 2008 Earnings Release Presentation

This information is preliminary and based on company data available at the time of the presentation.	25

Key Capital Markets Risk Exposures

($ in millions) Exposures

9/30/2008 6/30/2008

Leveraged lending related:

Net new commitments $ 2,535 $ 3,207

Prior commitments - distributed/funded/other (4,342) (3,039)

EOP Unfunded commitments 2,254 4,061

Net new additions 410 122

Sold or syndicated (2,268) (3,518)

EOP Funded commitments 4,296 6,154

Net writedown (145) (64)

Exposure originated prior to market disruption 4,150 6,630

Capital markets commercial mortgage related:

Unfunded commitments 700 717

Funded commitments 7,482 8,487

Net writedown (148) (79)

Other capital markets commercial mortgage writedowns (34) (184)

Super Senior CDO and other subprime related:

Super senior subprime, net of insurance 2,890 3,501

Super senior nonsubprime, net of insurance 3,084 3,260

Retained positions from terminated deals 1,458 1,667

Net writedown (952) (645)